Investor Day 2024 | November 14, 2024 Supercharging Financial Intelligence FactSet Investor Day 2024

Forward-Looking Statements and Non-GAAP Measures This presentation, and other statements that FactSet may make at Investor Day 2024, contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections as of the date such statements are made about future events and circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about our strategy, future financial results, anticipated growth, expected expenditure, product development, market position and trends, are forward-looking statements. Forward-looking statements may be identified by words like “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “projects,” "outlook," “should,” “indicates,” “continues,” “may,” and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties, and assumptions. Many factors, including those discussed more fully in FactSet's filings with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K and quarterly reports on Form 10-Q, could cause results to differ materially from those stated. These documents are available on our website at http://investor.factset.com and on the SEC's website at http://www.sec.gov. FactSet believes our expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. In addition, this presentation and oral statements made in connection with this presentation reference non-GAAP financial measures, such as ASV, adjusted operating metrics, adjusted diluted EPS, EBITDA, gross leverage, and free cash flow. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation. 2Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

Today's Agenda

8:30 AM	Welcome + Agenda	Yet He, Interim Head of Investor Relations
8:35 AM	Supercharging Financial Intelligence	Phil Snow, Chief Executive Officer
8:50 AM	The Power of Our Data + Technology Ecosystem	Kate Stepp, Chief Technology Officer + John Costigan, Chief Data Officer
9:10 AM	Supercharging Wealth Workflows	Kristy Karnovsky, Head of Dealmakers & Wealth
9:25 AM	Supercharging Dealmakers Workflows	Kristy Karnovsky, Head of Dealmakers & Wealth
9:40 AM	**Break + Product Showcases**	
10:15 AM	Supercharging Buy-Side Workflows	Rob Robie, Head of Institutional Buy-Side
10:35 AM	Commercial Data Strategy	John Costigan, Chief Data Officer
10:50 AM	The Future of Client Centricity: Sales Strategy	Goran Skoko, Chief Revenue Officer
11:10 AM	The Future of Value Creation: Financials and Outlook	Helen Shan, Chief Financial Officer
11:30 AM	**Break + Product Showcases**	
12:00 PM	Q+A	Management Team
12:45 PM	Closing Remarks	Phil Snow, Chief Executive Officer
12:50 PM	Post-Event Product Demos + Lunch	

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Today’s Presenters Phil Snow Chief Executive Officer John Costigan Chief Data Officer Kristina Karnovsky Head of Dealmakers and Wealth Rob Robie Head of Institutional Buy-Side Helen Shan Chief Financial Officer Goran Skoko Chief Revenue Officer Kate Stepp Chief Technology Officer Kendra Brown Head of Banking Solutions

Supercharging Financial Intelligence Phil Snow, Chief Executive Officer FactSet Investor Day 2024 01

FactSet creates flexible data, technology, and workflow solutions that fuel critical decisions for the global financial community

FactSet at a Glance

- **$2.3B** ASV[1]
- **44** CONSECUTIVE YEARS OF REVENUE GROWTH
- **216K+** USERS
- **8K+** CLIENTS
- **12K+** EMPLOYEES

We are a strong, differentiated business…

- Market-leading global, multi-asset class connected data
- Deep competitive differentiation across firm types and workflows
- Trusted partner to the world's largest financial institutions
- Open, flexible, and at the forefront of technological innovation

…with a compelling value proposition for shareholders

- Stable subscription model with high retention
- Strong margin and free cash flow conversion
- Track record of growth and shareholder return through market cycles
- Disciplined capital allocation and flexible balance sheet

1. ASV and Professional Services as of August 31, 2024

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We have a track record of outperforming the market and delivering steady, sustainable growth to the top and bottom line FDS S&P 500 15.1% Annualized Total Shareholder Return $4.96 $16.4512.7% Adjusted Diluted EPS CAGR $920M $2.2B9.1% Revenue CAGR 7Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Note: Revenue and Adjusted Diluted EPS as of FactSet fiscal year end August 31. See appendix for a reconciliation of non-GAAP metrics to GAAP metrics. Share price performance and total shareholder return based on market prices as of November 11, 2024 FactSet Share Price Performance vs. S&P 500 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Our business has evolved and is increasingly diversified across our geographic and firm-type end markets Americas Asia Pacific (APAC) Europe, Middle East and Africa (EMEA) 10% 65% 25% $2.3B (FY24) ASV by Geographic Segment1 ASV by Firm Type1 Institutional Buy-Side Wealth Dealmakers Partnerships & CGS '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 16% 15% 19% 50% 8Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only $2.3B FY < $1B 1. Organic ASV and Professional Services as of August 31, 2024 6% 9% 18% 66%

We have nearly quadrupled our user count in the last ten years… 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 216K User Count ASV Driver1 …while also shifting our business mix to reduce headcount exposure 55K 9Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 75% Headcount-Based ASV 51% Headcount-Based ASV 25% Enterprise ASV 49% Enterprise ASV Note: Figures as of FactSet fiscal year end August 31. 1. Headcount-Based ASV relates to workstation-based products. Enterprise ASV relates to portfolio management solutions and data subscriptions.

FACTSET

We have built differentiated solutions and market-leading franchises in all our firm type markets

Buy-Side	Dealmakers	Wealth	Partners & CGS

Trusted by the world's largest financial institutions

Buy-Side	Dealmakers	Wealth	Partners & CGS
95 of the Top 100 Asset Managers	**~75%** of the Top 50 Global Investment Banks	**100K+** Advisor Desktops	**1K+** Partner Clients
6M+ Institutional Portfolios loaded nightly	**30+** Years powering banker workflows	**15M+** Wealth Portfolios integrated	Modern Cloud Ecosystem

Market-leading franchises

- Best-in-class **"Big 4" for the Middle Office**: Performance, Attribution, Risk, Reporting
- Leader in **Banking productivity**, modeling and pitch generation workflows in Microsoft Office
- **Superior solution for Advisors**, seamlessly integrating client portfolio data
- **Open, flexible, and integrated** with other industry participants

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FACTSET

Our addressable market continues to grow as we add new solutions and services...

$40B+
Total Addressable Market

$28B
Core Addressable Market

$2.3B
FactSet Today (FY24)[1]



...informed by macro trends and changes in our end markets

- Pressure to reduce total cost of ownership; outsourcing of non-core functions
- Rise and increasing adoption of AI; CTOs and CDOs as key decision-makers
- Need to better organize, manage, and label data to fuel LLMs
- Shift into private markets and alternatives; private credit as an investment vehicle
- Retail investors demanding access to same strategies and analytics as HNW/institutional

Note: Total addressable market is the total market demand for a product or service. Core addressable market is the segment of the TAM across the firm types and user personas targeted by FactSet's products and services within our geographic segments.
1. Organic ASV and Professional Services as of August 31, 2024

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As our industry also shifts in response to these secular trends… …we remain open, flexible, and ready to move fast and partner to win Growing presence of Big Tech in our industry Increasing focus on unstructured data Top-down selling of cost/vendor consolidation Investments in Private Markets capabilities “Front-to-Back” solutions for the Buy-Side Multi-LLM, multi-cloud + AI Partner Program Search Intelligence via FactSet Mercury Enhanced enterprise sales approach Continued expansion of Private Markets data Continued investment in Front Office PLC 12Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

Our cutting-edge Data + Technology Ecosystem enables us to move quickly, partner effectively, and drive innovation for our clients

Vast Connected Data Asset

- Broad and deep coverage
- 1,300+ TB of data managed
- ~ 4x data items in the last five years

Integrated AI

- Vectorized and AI-ready data
- RAG applications and fine-tuned models
- Conversational API



Modern Data Pipeline

- Single data model and SSOT
- Seamless connections between proprietary, third-party, and client data
- Fast, efficient data onboarding

Flexible Delivery

- Access to our data, tools, and services wherever our clients are
- Integrated with major Cloud providers
- “Build” and “buy” ready

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FACTSET

Guided by our AI Blueprint, we built an Intelligent Platform that powers discoverability, efficiency, and innovation...

...in our environment

Next-Generation Search Intelligence across structured and unstructured data

- FactSet Mercury

AI-Powered Workflow Efficiency tools purpose-built to drive productivity for specific firm types and user personas

- Pitch Creator
- GenAI PLC
- Wealth Prospecting & Prop Gen

...and in our clients' environments

Enterprise AI Building Blocks designed to foster AI innovation and execution within client ecosystems

- Conversational API
- AI-Ready Vectorized Data
- AI Partner Program

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Innovate across workflows to maintain and build leadership Maximize the value of our data and technology ecosystem Deliver value to our clients as their enterprise partner of choice Now, we are on a mission to supercharge financial intelligence 15Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

02 FactSet Investor Day 2024 Kate Stepp, Chief Technology Officer John Costigan, Chief Data Officer The Power of Our Data + Technology Ecosystem

FACTSET

Our cutting-edge Data + Technology Ecosystem enables us to move quickly, partner effectively, and drive innovation for our clients

Vast Connected Data Asset

- Broad and deep coverage
- 1,300+ TB of data managed
- ~ 4x data items in the last five years

Integrated AI

- Vectorized and AI-ready data
- RAG applications and fine-tuned models
- Conversational API



Modern Data Pipeline

- Single data model and SSOT
- Seamless connections between proprietary, third-party and client data
- Fast, efficient data onboarding

Flexible Delivery

- Access to our data, tools and services wherever our clients are
- Integrated with major Cloud providers
- “Build” and “buy” ready

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Digital transformation of fragmented data silos to a single data model

Historical Siloed Approach

- X Fragmented data management
- X Limited scalability
- X Higher cost of operations
- X Inefficiencies in data governance



Benchmarks
Capital Structure
Pricing
Transactions
Corp Actions
Deep Sector
Economics
ESG
Estimates
Fundamentals
Ownership
Revere
Events & Transcripts
Symbology / Entities
Private Markets
Funds & ETFs

New, Unified Data Pipeline

- ✓ Single data model; single source of truth, cloud-enabled
- ✓ All delivery endpoints fed from same data layer
- ✓ Future-proofed for adding new data quickly
- ✓ Positioned well for Generative AI world



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19Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Strong technical foundations to enable partnership with clients and harness the power of GenAI GenAI Development Lifecycle 1: DATA PREPARATION Vectorized Content FactSet’s added value for handling structured and unstructured embeddings Content Discovery Quickly and easily access content clients need for specific use cases Data Catalog Automation of data management activities Structured Data FactSet’s standard data feeds 2: RAG & MODEL REFINEMENT Scalable RAG (Retrieval Augmented Generation) Easily jumpstart RAG workflows with FactSet content and enablers Specialized LLMs Models trained specifically for financial services use cases Fine Tuning FactSet fine tunes models, making it easier for clients to get started quickly Benchmarking Understand how models compare to one another for specific tasks Orchestration Layer Directs prompts to the correct underlying models 3: CONVERSATIONAL USER EXPERIENCE Answers as a Service Conversational API allows quick bot creation, providing answers and abstracting the rest Answer Visualization Make answers quickly consumable with charts and helpful visual styling Next Best Action Facilitate workflow efficiency through connections to next best action Relevant Context Enrich answers and build trust with users by providing relevant context Prompt Security Treat prompts with care and confidentiality + Partnership with users to expose functionality

FACTSET

Our cutting-edge Data + Technology Ecosystem enables us to move quickly, partner effectively, and drive innovation for our clients

Vast Connected Data Asset

- Broad and deep coverage
- 1,300+ TB of data managed
- ~ 4x data items in the last five years

Integrated AI

- Vectorized and AI-ready data
- RAG applications and fine-tuned models
- Conversational API



Modern Data Pipeline

- Single data model and SSOT
- Seamless connections between proprietary, third-party and client data
- Fast, efficient data onboarding

Flexible Delivery

- Access to our data, tools and services wherever our clients are
- Integrated with major Cloud providers
- “Build” and “buy” ready

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FactSet Investor Day 2024 03 Kristina Karnovsky, Head of Dealmakers and Wealth Supercharging Wealth Workflows

FACTSET

Wealth: Key Highlights

1

Momentum with the Advisor

We have strong momentum with the advisor, the most important user persona for our Wealth Manager clients

2

"Grow the Business" Workflows

Expanding into adjacent "grow the business" workflows for advisors positions us to capture growing client budgets

3

"Run the Business" Workflows

Our institutional-grade capabilities resonate with clients for "run the business" portfolio workflows for advisors and the home office

4

Opportunities Beyond the Desktop

FactSet's obsession with delivering client outcomes has created trust that results in opportunities beyond the advisor desktop

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FACTSET

FactSet's Wealth Business Today: Firmly established on the advisor desktop and seeing early success expanding into adjacent workflows

Geographic Segment and Solution Mix[1]



Institutional Buy-Side
Dealmakers
Wealth
Partnerships & CGS
APAC
EMEA
Americas
$315M
ASV (FY24)
Core Platforms & Products
Portfolio Lifecycle (PLC) Solutions
Data Solutions

Key Characteristics

1,450+	Wealth manager clients globally
100K+	Deployments across advisor desktops
15M+	Portfolios integrated with Advisor Dashboard
16%+	Annual desktop growth (FY19-24 CAGR)
3	of top 5 Canadian wealth managers (since FY21)
95%+	Annual ASV retention (FY21-24 Average)
9%+	Annual ASV growth (FY21-24 CAGR)

1. Relative mix of FY24 ASV as of FactSet fiscal year end August 31 for the Wealth firm type by geographic segment and solution offering.

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FACTSET

Evolution of Our **Wealth** Business

	~ 10 Years Ago (FY14)	Today (FY24)
ASV / # Clients:	< $90M / ~190	$315M / ~1,450
Product Focus:	Thick-client, locally installed workstation built for FactSet's institutional buy-side client base	Web-based dashboard tailored for the advisor and extensive data and technology solutions for adjacent workflows
User Persona:	Only the most sophisticated equity focused users within a wealth management firm (research analysts and portfolio managers)	Everyone consuming equity, credit and fund data, including advisors, home office managers of the model / strategy / portfolio, and end-clients receiving service from the wealth manager

> *I can tell you that the FactSet implementation was one of our best. As far as the satisfaction from my advisors, the training they provided, the help with the change management strategy, it was just a fantastic experience. I couldn't be happier with the relationship with FactSet... They've been a fantastic partner, not just a vendor, and I look forward to many years to come.*
>
> ***-- Greg Beltzer, Head of Technology, RBC Wealth Management–U.S.***



< 20K Users (FY18)
MERRILL A BANK OF AMERICA COMPANY
Leading Private Wealth Client
RBC Wealth Management
RAYMOND JAMES
BMO
Marquee Wirehouse
Leading Global Private Bank
Top 5 Canadian Wealth Manager
100K+ Users (FY24)
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24

Note: Figures as of FactSet fiscal year end August 31.

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25Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Here’s why leading organizations rely on FactSet’s content, technology, and expertise to drive their success.

FACTSET

Wealth Growth Opportunities: Expanding deeper into adjacent workflows and across the enterprise

Why We Win Today

- Superior Advisor workflow tool
- Fast, seamless implementation
- Client-driven roadmap
- Integration of client portfolios
- Multi-endpoint delivery

Medium Term Growth Opportunities

1. **Expand into Business Development** — Delivering AI-powered prospecting and proposal generation solutions to supercharge business development workflows
2. **Win More Home Office Users** — Investing in multi-asset class workflows to replicate recent success and displace competitors for sophisticated user personas
3. **Leverage Core Products to Expand Footprint** — Building on FactSet's strength on the advisor desktop to deliver analytics, AI, and data solutions across the enterprise

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FACTSET

1 Expand into Business Development

Delivering AI-powered prospecting and proposal generation solutions to supercharge business development workflows

Intelligent Prospecting

aidentified

- Clients demand high-quality people data and relationship mapping solutions
- Streamline time-intensive, laborious task of finding and qualifying leads
- Identify 'Money in Motion' activities across your client portfolio

Proposal Generation

capintel

- Address client demand for elegant, efficient, compliant proposal platform
- Create personalized, interactive digital proposals in minutes vs. hours
- Integrate seamlessly with clients' holdings data and FactSet's market data

FACTSET

- Strategic partners seamlessly connected into Advisor Dashboard
- Guiding advisors through their business development workflows to drive growth in their book of business
- FactSet data integrated across both partners to ensure consistency

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FACTSET
2 Win More Home Office Users

Client Case Study: Investing in multi-asset class workflows to replicate recent success and displace competitors for sophisticated user personas

Global bank wealth division seeking to reduce incumbent terminals footprint

FactSet's Footprint

	Before	After
Home Office	• **30** Research Analysts (equity only) • **20** Portfolio Managers • **30** Investment Advisors	• **120** Research Analysts • **160** Portfolio Managers • **150** Investment Advisors • Performance Reporting System • Multi-Asset-Class Risk Package • Systematic Investor Package
Advisors	• **80** Wealth Managers	• **210** Wealth Managers
Digital Client Services		• Digital Capabilities for Advisor Intranet and Client Portal

Multi-Asset-Class Enhancements Based on Client's Priority:

- Bond Screening
- Bond Calculator
- Fixed Income New Issues Data
- Expanded APAC Fixed Income News
- Securitized Derivatives Pricing Data
- Equity Relative Evaluation
- Bond Total Return
- Policy Rate Tracker
- Tax Reporting Status for ETFs

VIP Welcome for new FactSet Users:

- Global Onsite Training
- Virtual Sessions + Support
- 90+ Template Conversions

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FACTSET

3 Leverage Core Products to Expand Footprint

Building on FactSet's strength on the advisor desktop to deliver analytics, AI, and data solutions across the enterprise

Home Office Workflows

Enabling data and analytics for modelling, portfolio construction, portfolio management, and distribution of research to advisors

- Streamline wealth middle office with portfolio **Performance and Managed Services**
- **Optimization**, **Stress Testing**, **Rebalancing** from Advisor Dashboard to go from *monitor* to *next best action*
- FactSet Mercury integration of **Home Office Research** to power **Portfolio Commentary**
- Data solutions for the enterprise with **Real-Time Data, Security Reference** and **Content APIs**

Advisor Workflows

Investing in solutions and partnerships to capture more of the advisor workflows, enabling them to "run" and "grow" their book of business

- **Advisor Dashboard** to power the management and growth of an advisor's book of business



Client Engagement Workflows

Offering flexibility through an open platform for integration into CRMs and advisor portals with better self-service capabilities for end clients

- Capture IT budgets with **Widgets, Data Feeds, APIs, CRM integration**
- Capture retail client budgets with **Investment Dashboards** and **Digital Reporting**
- Capture AI budgets with **Conversational API** powered by FactSet Mercury
- Increase trading volume with AI generated **Signals** contextualized to each client

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FACTSET

Wealth Organic ASV Growth	FY24 ASV Growth		Medium-Term Outlook[1,2]
	12%	»	LDD

Wealth: Key Takeaways

1

We have **strong momentum** with the advisor, the **most important user persona** for our Wealth Manager clients

2

Expanding into adjacent **"grow the business"** workflows for the advisor positions us to capture growing client budgets

3

Our **institutional-grade** capabilities resonate with clients for **"run the business"** portfolio workflows for advisors and the home office

4

Our obsession with delivering **client outcomes** has created **trust** that results in opportunities **beyond the advisor desktop**

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.

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Supercharging Dealmakers Workflows FactSet Investor Day 2024 04 Kristina Karnovsky, Head of Dealmakers and Wealth

FACTSET

Dealmakers: Key Highlights

1

Deep, Enduring Client Relationships

Multiple decades-long track record of partnering with clients to deliver value when and where our users need it

2

Next Gen Banker Efficiency

Unlocking value for our clients through increased productivity with industry-leading product suite and innovative GenAI solutions

3

Streamline Client Workflows

Through a buy, build, and partner strategy, we are further embedding FactSet into adjacent workflows and user personas

4

Differentiated Intelligent Platform

Data is fuel for our Intelligent Platform and our AI strategy will enable greater discoverability to drive user efficiency and action

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FACTSET

FactSet's Dealmakers Business Today: Leader in Banking with specialized workflows in Corporates and PE/VC

Geographic Segment and Solution Mix[1]

Institutional Buy-Side

Dealmakers

Wealth

Partnerships & CGS



APAC
EMEA
Americas
$441M
ASV (FY24)
Core Platforms & Products
Portfolio Lifecycle (PLC) Solutions
Data Solutions

Key Characteristics

~ 3K	Dealmaker clients globally
60K+	Users across Sell-Side, PE/VC and Corporates
30+	Years powering banker workflows
10	of the top 10 global investment banks
~ 75%	of the top 50 global investment banks
95%+	Annual ASV retention (FY21-24 Average)
8%+	Annual ASV growth (FY21-24 CAGR)

1. Relative mix of FY24 ASV as of FactSet fiscal year end August 31 for the Dealmakers firm type by geographic segment and solution offering.

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FACTSET

Evolution of Our Banking Business

~ 20+ Years Ago (prior to FY14)

Inorganic strategy to acquire and build out proprietary content and workflow solutions in areas critical to bankers

- 2001 – **LionShares** (ownership)
- 2003 – **Mergerstat** (M&A data)
- 2004 – **CallStreet** (earnings transcripts)
- 2004 – **JCF** (broker estimates)
- 2005 – **SharkRepellent** (activism)
- 2008 – **DealMaven** (Office productivity)
- 2008 – **Worldscope** (fundamentals data)
- 2012 – **StreetAccount** (news flow)

~ 10 Years Ago (FY14)

Leading desktop solution focused on delivering core content and productivity solutions to junior bankers

- Go-to resource for global, regional, and middle market banks conducting public company diligence
- Definitive source for powering models and developing pitch books
- Customer support that leaves a lasting impression—when bankers change careers for PE, Buy-Side, or Corporate roles, they ask for FactSet back

=FDS

Today (FY24)

Enterprise solutions partner to banks with interconnected offering across desktop, office, feeds, APIs, and partnerships

- Unified product suite for junior bankers, senior bankers, data scientists, and technologists within our banking clients
- Evolving repository of "non-traditional" content to meet a variety of specialized needs (Deep Sector, Private Markets, ESG, Activism, etc.)
- Driving enterprise efficiency supporting CRM integration, cloud delivery, and internal application development
- Defining the next evolution of banking solutions with direct guidance from clients through FactSet's Explorer AI beta program

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33% 75% (43%) 23%9% 16% 4% 35Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Currently in a cyclical trough with ASV growth historically correlated to the ebbs and flows of our clients’ business activity and industry fee pools 2016 2017 2018 2019 2020 2021 2022 2023 2024 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FactSet Reported Sell-Side ASV (YoY Growth 8 Quarters Lagged) Investment Banking Industry Fee Pool (YoY Growth) (YTD) M&A Deal Values (Quarterly Announced Volume) (8 Quarters Lagged) Note: FactSet figures as of fiscal year end August 31.

Dealmakers Growth Opportunities: Embedding FactSet deeper into client workflows to drive increased efficiency and lower total cost of ownership

Why We Win Today

- Workflow efficiency + stickiness
- Depth + quality of data
- Solid client relationships
- Strong support model
- Open content platform

Medium Term Growth Opportunities

1. **Next Gen Banker Efficiency** — Evolving the pitch creation process with GenAI to simplify the automation of standardized and repetitive tasks
2. **Streamline Client Workflows** — Expanding our capacity to service high-value client workflows across firm types via acquisition and partnership
3. **Growing Data Foundation for Intelligent Platform** — Unlocking the power of our growing data asset via our Intelligent Platform

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1 Next Gen Banker Efficiency

Evolve the pitch creation process by automating standardized and repeated tasks and layering in GenAI to "remove the mundane"

How pitch decks are created today ...

- Typical banker decks range from 30-50+ slides with many standardized artifacts
  - Market data charts
  - Company profiles (full page or strips)
  - Peer comparisons
  - Research and insights
  - "Tombstones" and case studies
  - Management bios
- On average, manual steps to produce these take 300+ "clicks" to build, format, and link
- This pitch creation process is a mundane, low value exercise for bankers and is a primary source of junior banker burnout

... and how they will be built tomorrow with Pitch Creator

- Pitch Creator marries GenAI with banking-specific workflow solutions to augment the pitch creation experience
- Utility delta of 70-90% of process efficiency and "click" reduction vs. the current, analog way of building decks
- Save junior bankers an additional ~10 hours per week by automating the repetitive tasks that require the greatest number of hours to create
- Natural extension to the existing banker process to maximize adoption and minimize change management risks


Search Intelligence
Chart Creator
ReSlide
Tombstone Generator
Company Profile Creator
Template Intelligence
Model Cloud Refresh
= Unstructured Data
= Structured Data

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FACTSET
2 Streamline Client Workflows

Expanding our capacity to service high-value client workflows across firm types via acquisition and partnership

	Investor Relations	Portfolio Monitoring	Fundamental Research
Firm Type(s):	Corporates	PE/VC	All Dealmakers
Partner / Acquisition:	irwin (Acquisition)	cobalt (Acquisition)	perplexity (Partner)
Workflow Solution:	Modern solution integrated into FactSet Workstation that empowers IR teams to manage investor engagement, conduct research, and streamline corporate access on a single platform	Facilitates collection and tracking of portfolio company financials, KPIs, and fund cash flows by private capital GPs for LP reporting, benchmarking, fundraising, and exit planning	Platform-level AI enabling search intelligence across FactSet's extensive structured and unstructured data, plus partner plugins
Growth Effect:	Accelerates FactSet's momentum in Investor Relations as point-of-entry into Corporate clients, a greenfield opportunity space	Enables FactSet to offer broader capabilities across the front, middle, and back office to PE/VC clients	One-stop solution for best-in-class research and task execution, driving retention improvement and new business growth across all firm types

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FACTSET

3 Growing Data Foundation for Intelligent Platform

Unlocking the power of our growing data asset via our Intelligent Platform

The FactSet Intelligent Platform streamlines the research process by enabling **next-generation search intelligence** across FactSet's vast collection of structured and unstructured data, which we continue to expand

As we onboard new data, the Intelligent Platform becomes more powerful and more capable of answering increasingly complex questions and performing increasingly intricate tasks

Deep Sector

- 400+ reports available in the Workstation + 40 feeds added for 11 sectors (and counting)



Private Markets

- 10M global private companies covered; 50%+ with recent financials
- Company lifecycle from initial seed capital to portfolio exit

News & Documents

- Research, Transcripts, StreetAccount News, Filings, Internal Research, Expert Network Calls

FACTSET Intelligent Platform

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39

FACTSET

Dealmakers Organic ASV Growth	FY24 ASV Growth		Medium-Term Outlook[1,2]
	4%	»	HSD

Dealmakers: Key Takeaways

1

Deep, enduring client relationships with a multiple decades-long track record of partnering with clients to deliver value when and where our users need it

2

Unlocking next gen banker efficiency through increased productivity with industry-leading product suite and innovative GenAI solutions

3

Streamlining client workflows through a buy, build, and partner strategy, we are further embedding FactSet into adjacent workflows and user personas

4

Data is fuel for our Intelligent Platform and executing on our AI strategy will enable greater discoverability to drive user efficiency and action

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.

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40

Supercharging Buy-Side Workflows FactSet Investor Day 2024 05 Rob Robie, Head of Institutional Buy-Side

FACTSET

Buy-Side: Key Highlights

1

Total Cost of Ownership Partner

by helping clients with efficient and effective decision making across the Portfolio Lifecycle

2

Complete Portfolio Lifecycle

widens the differentiation around our Middle Office franchise and is a catalyst for Front Office cross-selling

3

Full Multi Asset Class Platform

with unified and holistic capabilities provides analysis and real-time insights across all asset classes

4

Path to Accelerated Growth

from repeatable successes in newer segments such as Asset Servicers and OCIOs

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42

FACTSET

FactSet's Buy-Side Business Today: 95 of the top 100 Asset Managers are clients, with growth runway across Asset Owners and Hedge Funds

Geographic Segment and Solution Mix[1]

- **Institutional Buy-Side**
- Dealmakers
- Wealth
- Partnerships & CGS



APAC
EMEA
Americas
$1,145M
ASV (FY24)
Core Platforms & Products
Portfolio Lifecycle (PLC) Solutions
Data Solutions

Key Characteristics

2.5K+	Buy-Side clients globally
95	of the top 100 global Asset Managers
6M+	Institutional portfolios loaded nightly
~ 50M	Debt instruments processed per day
45%+	Clients using 3+ Portfolio Lifecycle solutions[2]
95%+	Annual ASV retention (FY21-24 Average)
~ 6%	Annual ASV growth (FY21-24 CAGR)

1. Relative mix of FY24 ASV as of FactSet fiscal year end August 31 for the Institutional Buy-Side firm type by geographic segment and solution offering.
2. Based on Institutional Buy-Side clients with a FactSet relationship of at least $50K.

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43

1988 1997 2000 2002 2004 2006 2008 2010 2012 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 44Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Evolution of Our Buy-Side Business Today (FY24)~ 10 Years Ago (FY14) Inorganic strategy to cement FactSet’s position in the middle office and expand into front office trading workflows Continued expansion into the front office to address the holistic needs of clients across the full portfolio lifecycle (PLC) ~ 20+ Years Ago (prior to FY14) Product-led innovation to position FactSet as a leader for buy-side portfolio workflows in the middle office Execution Management Client Reporting Performance & Risk Behavior Analytics SPAR Universal Screening Fixed Income Analytics Portfolio Commentary & Security Explanation Private Capital Data Aggregation (PCDA) (minority investment) FactSet EMS FactSet Programmatic Environment (FPE) Asset AllocationAlpha Testing Portfolio Analysis StreetAccount Barra Stress Testing Axioma FactSet Fund Marketing Real-Time Cloud Ticker Plant Portfolio Manager Hub Managed Services Implementation Services Internal Research Note Analytics APIs Portfolio Vault Balanced Attribution Portfolio Publisher Marquee Real-Time Multi Asset Class Risk Product Innovation M&A Portfolio Services Derivative Solutions

FACTSET

Buy-Side Growth Opportunities: Position FactSet as an enterprise partner of choice across the end-to-end portfolio lifecycle

Why We Win Today

- ✓ Best-in-class in Middle Office
- ✓ Portfolio integration
- ✓ Programmatic access
- ✓ Industry-leading expertise
- ✓ Open and flexible platform

Medium Term Growth Opportunities

1	**Win the Front Office**	Increase portfolio manager and trader footprint with fully connected trade lifecycle workflow and differentiating GenAI capabilities
2	**Deepen Multi Asset Class Capabilities**	Replicate success and brand awareness in equity workflows by expanding further into private markets and enhancing fixed income insights
3	**Accelerate Managed Services**	Continue differentiating our middle office while helping our clients control their total cost of ownership and pushing into non-data budgets

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45

FACTSET

1 Win the Front Office

Increase portfolio manager and trader footprint with fully connected trade lifecycle and differentiating GenAI capabilities



Research Analyst
Portfolio Manager
Trader
Fully connected trade lifecycle
Persona specific workflows
Next level efficiency powered by GenAI
Scalable and configurable to clients' unique investment needs

- **Internal Research Notes (IRN 2.0)**: enhanced solutions for analysts to create, store, and share their research
- Increased productivity across the fundamental research workflow: **Draft Assistant**, **Tag Assistant**, **Theme Intelligence**, **Chat**

- **Portfolio Manager Hub:** purpose-built to centralize PM workflows for real-time portfolio monitoring and trade simulation, fully integrated out-of-the-box with existing portfolio holdings
- **PM Assistant:** natural language chat co-pilot for streamlined access to underlying drivers of portfolio performance
- **Security Explanation:** time savings in understanding daily stock movements based on current news, market and peer activity

- **FactSet EMS:** repackaged Portware capabilities to expand further into the middle market
- **Industry leading automation and trade analytics:** lower cost of ownership and fully integrated into the Workstation

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 46

[2] Deepen Multi Asset Class Capabilities

Replicate success and brand awareness in equity workflows by expanding further into private markets and enhancing fixed income insights

Building on **decades of expertise** expanding trusted strategies into new markets:

- Bring **high quality fixed income analytics** trusted by large asset owners and asset managers to **new front office capabilities**
- Enhance portfolio analytics and risk for **private markets**, building upon private equity into real estate and private credit
- Additional asset classes for **trade execution** including **fixed income and FX**
- Risk and attribution models that adapt to clients' investment mandates **across all asset classes**
- Unified experience and real-time insights for **multi asset portfolios**

Growing Multi-Asset Class Content

Private Companies

- 10M global private companies
- Company lifecycle research from initial seed capital to portfolio exit
- Firmographics, financials, and investment rounds

Private Capital

- 24K+ GP Investors
- 60K+ GP Funds
- Venture Capital
- Buyout, Secondary, Real Estate, Growth, Infrastructure

Private Credit

- 40K+ Issuers
- 150K+ Facilities
- Leveraged Loans
- Middle Market Loans

Fixed Income

- 5M Global Active Debt
- Governments
- Munis
- Corporates
- Convertibles
- Bank Loans
- Structured Products
- Derivatives

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FACTSET

3 Accelerate Managed Services

Continue differentiating our middle office while helping clients control their total cost of ownership and pushing into non-data budgets

Track record of service excellence…

Decades of Experience and Operational Know-How

- **40+** years loading and managing client data
- **150+** integrations with third party portfolio feeds
- **6M+** institutional portfolios loaded nightly
- **Thousands** of integration workflows monitored

Scalable Global Team

- **Tech-enabled** and established global team
- **Blended workforce strategy** in Centers of Excellence and local offices
- **Specialized roles** across the engagement model drive optimal client experience

…to deliver the future of managed services

- Suite of outsourced managed services for Performance, Reporting, and Risk that combine our best-in-class products and services
- Augment clients' teams with dedicated FactSet employees empowered with technology and tooling that drive productivity and faster time to insights
- Clients own the results and not the process, repurposing time and attention towards growing AUM
- 60+ service level activities that FactSet owns for the client

Performance Managed Services Offering:	Standard	Managed
Configure	F	F
Data Monitoring	F	F
Data Checking	F	F
Client Data Issue Resolution	C	C F
Entity Data Management	C	F
Workflow Management	C	F
Maintain Performance Calcs	C	F
Support Return Governance	C	F

C Client Responsibility F FactSet Responsibility

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 48

FACTSET

Buy-Side Organic ASV Growth	FY24 ASV Growth		Medium-Term Outlook[1,2]
	3%	»	MSD

Buy-Side: Key Takeaways

1

Total cost of ownership partner by helping clients with efficient and effective decision making across the Portfolio Lifecycle

2

Complete Portfolio Lifecycle widens the differentiation around our Middle Office franchise and is a catalyst for Front Office cross-selling

3

Full multi asset class platform with unified and holistic capabilities provides analysis and real-time insights across all asset classes

4

Path to accelerated growth from repeatable successes in newer segments such as Asset Servicers and OCIOs

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 49

Commercial Data Strategy FactSet Investor Day 2024 06 John Costigan, Chief Data Officer

FACTSET

Commercial Data Strategy: Key Highlights

1

One Unified, Global Data Team

aligned on collection, integration and delivery to all end points across internal and external customers

2

Well Positioned for the Age of GenAI

given our multi-year digital transformation and data platform modernization journey

3

Capturing Enterprise Workflows

by delivering across Real Time, Pricing & Reference, and Benchmarks

4

Elevating Solution Selling

vs. disparate data feeds to meet clients where they are in their own data transformation

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51

Data Solutions is an integral and growing part of our offering, built on a comprehensive data model to streamline content collection and delivery

Key Characteristics

2,000+	Data Solutions clients globally
~ 300	Clients leveraging cloud delivery
1,200+	Total proprietary and third-party data sets
1,300+	Terabytes of data managed
~ 4x	Data items in the last 5 years
55%+	of FactSet's global employee base
~ 10%	Annual ASV growth (FY21-24 CAGR)

Geographic Segment Mix[1] (FY24)



By ASV
By Employees
Americas
EMEA
APAC

Firm Type Mix[2] (FY24)



By ASV
Institutional Buy-Side
Dealmakers
Wealth
Partnerships & CGS

1. Relative mix in FY24 by geographic segment as of FactSet fiscal year end August 31 for Data Solutions offering and organization.
2. Relative mix in FY24 by firm type as of FactSet fiscal year end August 31 for Data Solutions offering.

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52

FACTSET

Data Solutions Growth Opportunities: Powering client data workflows across the enterprise through engagement with the C-suite

Why We Win Today

- Elevating client engagement to CDO and CTO level
- Ecosystem of connected data
- Breadth and depth of content
- Open and flexible delivery
- Client service

Medium Term Growth Opportunities

1. **Reaching the Enterprise** — Leveraging investments across Real Time, Pricing & Reference, and Benchmarks to meet enterprise needs in a $5B+ addressable opportunity
2. **Sell Data Workflows, Not Feeds** — Elevate solution selling by targeting critical client workflow needs to drive streamlined and simplified engagement across all firm types
3. **Flexible Data Delivery** — Meet clients where they are with easy-to-integrate, cloud-agnostic data solutions to accelerate value-add and achieve client objectives faster

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53

FACTSET
1 Reaching the Enterprise

Leveraging investments to meet client enterprise needs and displace competitors in a $5B+ addressable opportunity

Real Time Market Data

- Offer clients a differentiated value proposition to leapfrog incumbents
- Displacing legacy, on-premise competitor market data platforms with a modern, cloud-native solution

Pricing and Security Reference

- Building on our recent momentum displacing incumbents in this space
- Capitalizing on the opportunity to provide foundational data to power critical enterprise workflows

Benchmark and Indices

- Leader in seamless integration of global benchmarks and indices
- Partnering with clients to solve their enterprise data management challenges and reduce overall TCO

Enterprise Partner:

Pairing our Workstation footprint with recent data and infrastructure investments to compete at an enterprise-level across the front, middle, and back office

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54

FACTSET

2 Sell Data Workflows, Not Feeds

Elevate solution selling by targeting critical client workflow needs to drive streamlined and simplified engagement across all firm types

Workflow	Client	Solution
Data as a Service (DaaS)	Premier Asset Owner	• Data as a Service (DaaS): Ingestion, Monitoring, Identifier Resolution, Data Loading • Data Management Service (DMS) & Concordance: Direct integration with EDM • Upsell Opportunity: FactSet and 3rd Party Open FactSet Marketplace content
Trading & Real-Time	Premier Global Asset Manager	• Market Data-as-a-Service (MDaaS): Single entitlement system as a managed service • Single Market Data API for Real-Time, End of Day, Tick History and Fundamentals • Replacement of legacy, on-premise competitor solution
Application Development	Leading Wealth Manager	• Core market data for equities, ETF, and mutual funds delivered via FactSet Widgets • Seamless integration of FactSet data, client holdings and third-party content • Feature-rich, personalized client frontend
Pricing and Security Reference	Top Brokerage	• Core Data: Global Prices, Options and ETF Reference Data, and DMS • Comprehensive suite of pricing and reference data to displace a competitor, allowing for product flexibility and trusted support
Data Science, Research & Quant	Leading Hedge Fund	• Standard Data: Global Prices, Fundamentals, Ownership, ETF • Premium Data: DMS, Revere (Supply Chain, RBICS with Revenue, GeoRev)

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 55

FACTSET

2 Sell Data Workflows, Not Feeds

Client Case Study: FactSet's Market Data-as-a-Service transforms client's legacy market data infrastructure with cloud scalability

Trillion-dollar AUM premier global asset manager seeking lower TCO

Client's Challenge

Market Data Infrastructure Performance Issues

- **Maintenance:** costly to maintain
- **Scalability:** tied to physical server capabilities
- **Support:** requires highly specialized support
- **Risk:** audit risks tied around entitlement controls

FactSet's Solution

Meet Business & Enterprise Needs over Next Decade+

- **Reduce** mean-time-to-recover
- **Improve** availability, responsiveness, throughput
- **Meet** anticipated future consumer demands
- **Supply** dedicated staff / managed services

The Results

Market Data Infrastructure Delivered "as-a-Service"

- **Significant** technology upgrade
- **Saved** resources with managed services
- **Eliminated** "big bang" change management
- **Aligned** to client's firmwide cloud strategy

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 56

3 Flexible Data Delivery

Meet clients where they are with easy-to-integrate, cloud-agnostic data solutions to accelerate value-add and achieve client objectives faster

BUILD

Data — *Open and direct access via standard delivery or through major cloud providers*
- 300+ data products in catalog
- 1,300+ terabytes of data



API — *Library of API packages to create bespoke user experiences and workflows*
- 100+ API packages
- 200M+ API calls per month



Widget — *Modular and configurable web components that accelerate development and minimize implementation time*
- 165 widgets library



Portal — *Turnkey, ready to deploy digital solutions integrated seamlessly with pre-built and customizable widgets*
- 80+ Portal clients



BUY

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 57

FACTSET

Commercial Data Strategy: Key Takeaways

1

One unified, global data team aligned on collection, integration and delivery to all end points across internal and external customers

2

Well positioned for the age of GenAI given our multi-year digital transformation and data platform modernization journey

3

Capturing enterprise workflows by delivering across Real Time, Pricing & Reference and Benchmarks

4

Elevating solution selling vs. disparate data feeds to meet clients where they are in their own data transformation

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 58

The Future of Client Centricity: Sales Strategy FactSet Investor Day 2024 Goran Skoko, Chief Revenue Officer 07

Client Centricity: Key Highlights

1

Trusted Client Relationships

Reflected in our retention, satisfaction scores, and ability to grow both users and clients

2

Preferred Partner

Deep knowledge of client workflows, a flexible platform, superior solutions, and high-touch service

3

Proven Execution

Average size of deals increasing across our market-leading franchises in Middle Office, Banking and Wealth

4

Multiple Growth Levers

Deliberate growth acceleration through expansion of existing clients, new business, and value capture

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only
60

FACTSET

We are proud of our trusted, deep client relationships across the global financial community

Established and diversified client base[1]



By ASV
By # of Clients
Americas
EMEA
APAC
Institutional Buy-Side
Dealmakers
Wealth
Partnerships & CGS
Institutional Buy-Side
Dealmakers
Wealth
Partnerships & CGS

Consistently growing book of business

~7%
Organic ASV Growth
FY21-24 CAGR

8%+
Client Growth
FY21-24 CAGR

10%+
User Growth
FY21-24 CAGR

Collaborative, consultative client partnerships

95%+
Client Satisfaction
FY24

95%+
ASV Retention
FY24

- 100+ of our clients participating in **Client Advisory Boards**
- 50+ clients and 18.5K+ users providing feedback on beta/pre-release products through the **FactSet Explorer Program**
- **Solutions Architect Team** partners with client technology teams to define target operating models
- Highly skilled **Consulting team**, organized by firm type, crafts personalized success journeys for our users

Note: Figures as of FactSet fiscal year end August 31.
1. Relative mix in FY24 by geographic segment and firm type as of FactSet fiscal year end August 31.

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61

FACTSET

Improved retention, execution on new solutions, and focus on enterprise sales to drive ASV growth to MSD/HSD

Drivers of ASV Growth Acceleration



+5%
FY24 Growth
Enterprise Sales
1
• Real Time, Pricing & Reference, Benchmarks Data
• Enterprise Contracts
• Consumption Pricing
Improve Retention
2
• Focus on Renewals
• Customer Success Technology and Tooling
• Role Specialization
Sell New Solutions
3
• Managed Services and DaaS
• New GenAI offerings in Banking, Wealth and Research
• Intelligent Prospecting and Proposal Generation
MSD to HSD
Medium Term Outlook1,2

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.

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FACTSET
1 Enterprise Sales

Holistic, client-centric approach to selling with deep workflow expertise and ability to meet them where they need us

Why We Win Today

- Workflow knowledge
- Flexibility on delivery
- Open platform
- End-to-end solutions
- Targeted pricing/packaging
- Best-in-class service and support
- Speed and stability

Client-Centric Enterprise Sales Approach

Organized by Firm Type

- Institutional Buy-Side
- Dealmakers
- Wealth
- Partners & CGS

User Personas + Workflows



Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 63

FACTSET

1 Enterprise Sales

Recent proof points of our success in enterprise selling

= Institutional Buy-Side = Dealmakers = Wealth = Partners & CGS

Premier OCIO

- Replacing disparate internal systems across the enterprise
- Addressing client's whole portfolio view to effectively support multi-asset class investments and workflows

Top 10 Global Bank

- Full displacement of our primary competitor in banking
- Deployment across the client's global corporate and investment banking and credit risk teams

Marquee Wirehouse

- Landmark win displacing our primary competitor in wealth
- Enterprise deployment of Workstations, market data and digital solutions

Risk Analytics Partner

- Displacement of Workstation competitor with opportunity for further expansion
- Enterprise deployment across research, operations, corporate and finance teams

Leading Global Asset Manager

- Significant displacement of our largest PLC competitor
- Enterprise deal across entire front-and-middle office for Workstations, analytics, managed services and data

Leading Global Private Equity Firm

- Large win to displace our main desktop competitor
- Client selected FactSet on the strength of our deep sector and private market offering

Top 5 Canadian Wealth Manager

- Deploying proposal generation within FactSet Workstation
- Partner solution powered by FactSet data on advisor desktops of all US wealth users at the client

Leading Private Wealth Client

- First sale of Conversational API in an enterprise-wide deal
- Enables programmatic access to FactSet Mercury, our GenAI-powered knowledge agent, for use by the client's advisors

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 64

FACTSET
2 Improve Retention

Boosting retention by transforming our client-facing organization through technological investment and investment in our people

95%+ ASV Retention, FY24

- Focus on retention and renewals
- Investment in tooling for customer success
- Training and development of our people
- Further investment in adoption-focused roles
- Additional metrics to measure client sentiment
- Generative AI to process proprietary CRM data to inform our GTM strategy and product roadmap
- Repeatable and scalable retention playbooks

Playbooks
Institutionalizing repeatable playbooks for engagement and retention, which reinforce client satisfaction, trust, and loyalty

Technology
Investment in cutting-edge technology, to enhance our service capabilities and better enable us to engage at scale

People
Continued investment in our people. Roles focused on adoption of our complex product suite throughout the client lifecycle

Note: Figures as of FactSet fiscal year end August 31.

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 65

FACTSET

3 Sell New Solutions

Executing on sales of new product offerings to drive increased new business and same-store sales

Institutional Buy-Side

- Middle Office Managed Services and Data-as-a-Service
- Portfolio Lifecycle GenAI Solutions (Portfolio Commentary, Security Explanation, IRN 2.0, PM Assistant)
- Portfolio Manager Hub
- Real-Time Data, Pricing & Reference Data, Benchmarks Data

Dealmakers

- Pitch Creator
- Intelligent Platform (powered by FactSet Mercury)
- FactSet/Irwin Offering for Investor Relations
- Cobalt Portfolio Monitoring Solution for PE/VC
- Deep Sector
- Real-Time Data, Pricing & Reference Data

Wealth

- Conversational API
- Intelligent Prospecting
- Proposal Generation
- Real-Time Data, Pricing & Reference Data

Partners & CGS

- AI Partner Program
- Vectorized, GenAI-Ready Data Bundles

AI-Powered Solution

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 66

Extension of the Workflow Roll out FactSet’s AI-driven solutions, including Pitch Creator, Conversational API, Portfolio Commentary, and FactSet Mercury, to drive greater expansion and value capture Tackle Erosion Programs focused on reducing erosion to drive significant impact on top-line growth Strategic Pricing Increased enterprise selling and introduction of new solutions based on a subscription plus overage consumption model to drive quicker time to market and monetization of growth Data Solutions Connected content utilizing our advanced and open infrastructure to meet the significant market opportunity across Real Time, Pricing & Reference, and Benchmarks Sales Specialization Increased specialization by firm type and workflow to enable deeper partnership with clients yielding further expansion opportunities Service Offerings New offerings such as DaaS and Managed Services to enable further efficiencies to reduce clients’ total cost of ownership and support Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 67 We will continue to deploy our core execution strategies… …as we evolve our approach to enterprise selling

FACTSET

FactSet Organic ASV Growth	FY24 ASV Growth	Medium-Term Outlook[1,2]
	5%	MSD – HSD

Client Centricity: Key Takeaways

1

Trusted client relationships reflected in our retention, satisfaction scores, and ability to grow both users and clients

2

Preferred partner to our clients with deep knowledge of their workflows, a flexible platform, superior solutions, and high-touch service

3

Proven execution as average size of deals increase across our market-leading franchise in Middle Office, Banking, and now Wealth

4

Multiple growth levers to drive acceleration through expansion of existing clients, new business, and value capture

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.

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68

FactSet Investor Day 2024 08 Helen Shan, Chief Financial Officer The Future of Value Creation: Financials and Outlook

Consistent History of Growth High-Impact Performance Levers Targeted Investments Balanced Capital Allocation 1 2 3 4 Financials and Outlook: Key Highlights 70Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 71Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Dot-Com Bubble 9/11 Brexit Great Recession Euro Debt Crisis Global Pandemic Supply Chain Disruption & Rising inflation • 44 consecutive years of revenue growth • 28 consecutive years of adjusted diluted EPS growth (every year since IPO) • 25 consecutive years of increasing dividend per share (every year since instituting dividend) • One of only 8 companies in the S&P 500 to outperform U.S. GDP growth every year since IPO in 1996 (almost 30 years ago) Proven track record of consistent growth through all economic cycles IPO Revenue Adjusted Operating Income Note: Figures as of FactSet fiscal year end August 31.

Highly recurring, 99%+ subscription-based revenue and robust financial model powers consistency in our results

Revenues ($M)


$920
$2,203
FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24

Adjusted Operating Income[1] ($M)


$305
$833
FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24

Adjusted Diluted EPS[1]


$4.96
$16.45
FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24

Free Cash Flow[1] ($M)


$247
$615
FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24

Note: Figures as of FactSet fiscal year end August 31.
1. See appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 72

ASV drivers evolve with changes in mix of solutions and pricing strategies



~10 Years Ago
Today
< $1B
$2.3B
75%
15%
10%
51%
22%
26%
Headcount-Based
Enterprise
FY14
FY24

ASV Driver	Pricing Strategy
Workstation-Based	• **Solutions and enterprise contracts** • User and workflow targeted packages • Pricing based on **rate card** and **volume**
Portfolio Management Solutions	• **Enterprise contracts** • Individual and end-to-end solutions • Pricing factors include **consumption, client portfolios, hosting needs and services**
Data Subscriptions	• **Solutions and enterprise contracts** • Feeds, bundles, services • Pricing based on **usage, intent, services**



Medium Term Outlook1,2
~ 45%
~ 25%
~ 30%

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.

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73

74Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Diversification in end markets and workforce provides flexibility and increased productivity Geographic Footprint (FY24) 10% 70% 26% 11% 64% 19% Revenues Employees +6% +5% +4% (5%) +4% (2%) % YoY% YoY Americas EMEA APAC Note: Figures as of FactSet fiscal year end August 31. 1. Major expense categories, excluding other expenses, acquisition-related intangible asset amortization and non-recurring items 2. Percentage of employees located in centers of excellence (COE), primarily located in India and the Philippines Productivity KPIs FY21-24 Change 25% 31%Salaries as % of Revenue (600 bps) FY21 FY24 69% 65%% Employees in COE 2 +300 bps FY21 FY24 1.5 1.7Employees to Client Ratio (11%) FY21 FY24 Key Expenses as % of Revenue1 5% 3% 6% 5% 7% 9% 48% 39% FY21 FY24 (900 bps) (200 bps) FY21-24 Change (100 bps) +200 bps People Technology Content Real Estate

FACTSET

Investing in product and infrastructure to help drive earnings growth


Expected Payout Period
Short Term
Medium Term
Long Term
Maximize the value of our data and technology ecosystem
Innovate across workflows to maintain and build leadership
Deliver value to our clients as their enterprise partner of choice
Real Time
Private Markets/Deep Sector
Funds Data
Unstructured Data
Fixed Income
Managed Services
DaaS
FactSet Mercury/Intelligent Platform
Pitch Creator
GenAI PLC
Enterprise AI Building Blocks
AI Partnerships
Upgrade internal systems to ensure speed, security, and insights
Data and Product Investment
Platform Infrastructure
Corporate Functions

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75

FACTSET

Investments in product and enterprise initiatives require continued growth in technology spend

	FY21		FY24		Medium Term Outlook[1,2]
Total spend	~ $100M+	~ 23% CAGR	~ $200M+	~ 15% CAGR	~ $300M+
Internal Systems	16%	Internal Systems	17%	Upgrade **Internal Systems** to ensure speed, security, and insights	< 15%
Data and Product Development	29%	Data and Product Development	50%	Enable client solutions across **Data, Product Development, and Generative AI**	> 50%
Platform Infrastructure	51%	Platform Infrastructure	29%	Enhance foundation with hybrid cloud strategy and cyber resiliency within our **Platform Infrastructure**	> 30%
Enterprise Hosting & Cloud Managed services	4%	Enterprise Hosting & Cloud Managed services	5%	Enable client workflows through **Enterprise Hosting & Cloud Managed Services**	> 5%

Note: Figures as of FactSet fiscal year end August 31.

1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.

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FACTSET

Operational discipline should fund investments and margin expansion

1 Leaner Operations

Reduce growth rate in people and facilities
- Automate and shift to lower cost locations
- Upgrade internal systems
- Redeploy to new from legacy

2 Scalable Infrastructure

Bend technology growth curve
- Leverage hybrid cloud strategy
- Increase client self service
- One single, comprehensive data model

3 Operational Flexibility

Balance content and internal tech spend
- Invest in cyber and disaster recovery
- Increase proprietary content
- Enhance internal data management

Medium Term Outlook[1,2]


~150 bps
~100 to 125 bps
~25 to 50 bps each year
Scale + Gross productivity
Investments
Margin Expansion

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target annual margin expansion from mid-point of FY25 guidance on average through FY28. Figures represent percentage of revenue.

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FACTSET

Disciplined capital allocation framework drives value creation

Medium Term Goals

1 Sustained Organic Investment

Organic P&L Investment: annually reinvest ~100 to 125 bps of revenues

Capital expenditures: targeting ~3.5% to 4% revenues

2 Return of Capital to Shareholders

Share Repurchase: targeting ~$250 to $300 million per year

Dividends: targeting ~25% - 30% of net income

3 Disciplined Approach to M&A

Strategically aligned and financially accretive **acquisitions** to accelerate value creation

Capital Deployed[1]

Last 5 Years (FY20 - FY24)



24%
6%
17%
12%
40%
R&D
Capex
M&A
Share Repurchase
Dividends



Shareholder Return
~ 30%
Reinvest
~ 70%

Note: Figures as of FactSet fiscal year end August 31.

1. Capital deployed includes reinvestment (R&D, Capital Expenditures, M&A) and shareholder return (Share Repurchases, Dividends)

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78

79Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Returning shareholder capital through dividends and share repurchases Return of Capital to Shareholders ($M) $110 $118 $126 $139 $151 $200 $265 $19 $177 $235 FY20 FY21 FY22 FY23 FY24 $310 $383 $145 $315 $386 ~30% $0.6B $0.9B Aggregate Share Repurchases Aggregate Dividends Paid Average Dividend Payout Ratio1 Past 5 Years $1.5B Shareholder Capital Returned Note: Figures as of FactSet fiscal year end August 31. 1. Dividend payout ratio reflects dividends as a percentage of net income. 2. Share repurchases were temporarily paused due to the CGS acquisition. Share Repurchases Dividends 2

FACTSET

Disciplined approach on M&A to support our strategy

Strategic Filters

- Expands addressable opportunity in adjacent market
- Fills strategic gap in our existing solutions offering
- Accelerates speed-to-market vs. internal development
- Augments talent and adds domain knowledge or critical IP

Financial Criteria

- Immediately accretive to ASV and revenue growth
- Accretive to margins over time (typically within ~ 3 years)
- Opportunity to extract both revenue and cost synergies

Capability/Talent Tuck-In

idaciti

BTU ANALYTICS

CABOT INVESTMENT TECHNOLOGY

Minority Investment

BMLL

accelex

aidentified

Bolt-On Acquisition

irwin

cobalt

PORTWARE

BISAM

Scale Transaction

CUSIP GLOBAL SERVICES

Representative examples over the past 10 years, not exhaustive

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80

FACTSET

Strong balance sheet and flexible capital structure

Gross Leverage (Debt / LTM EBITDA)


3.9x following CGS acquisition [1]
3.2x
Targeting to < 2.5x
2.1x
1.6x
1.1x
1.1x
FY20
FY21
FY22
FY23
FY24

Note: Figures as of FactSet fiscal year end August 31.
1. Acquisition of CUSIP Global Services (CGS) closed on March 1, 2022.

Capital Structure Management

$1.4B+ available liquidity

- $423M cash and cash equivalents (as of 8/31/24)
- $250M availability under revolving credit facility
- Additional $750M accordion feature available

Committed to maintaining investment grade rating

- Moody's **Baa3**
- Fitch **BBB+**

Targeting to remain below 2.5x gross Debt / EBITDA

- Returning to historical leverage prior to CGS acquisition
- Growth in EBITDA provides additional debt capacity

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FACTSET

Thriving through change: diversified portfolio ensures sustainable growth

Organic ASV Growth by Firm Type:	FY21 - FY24 CAGR	FY24 Growth	Medium Term Outlook[1,2]	Drivers
Institutional Buy-Side	6%	3%	MSD	• Front Office • MAC capabilities • Managed Services
Dealmakers	8%	4%	HSD	• Next Gen banker offerings • Corporate and PE/VC • Intelligent platform
Wealth	9%	12%	LDD	• Business development • Home office • Analytics, AI and Data
Partnerships & CGS [3]	7%	6%	MSD	• Fintech and AI partners • DaaS and Analytics

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.
3. Acquisition of CUSIP Global Services (CGS) closed on March 1, 2022. FY21-FY24 CAGR pro forma for contribution of CGS during the entire period.

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82

FACTSET

Through deliberate investments and targeted execution, we expect to continue to deliver solid organic growth

	Historical (10-Year Average)	FY25 Guidance	Medium Term Outlook[1]	Drivers
Organic ASV Growth	~7%	4% – 6%	MSD - HSD [2]	• Expansion and Improved retention • Competitive wins in Front Office, Wealth, and Data • Enterprise contracts and pricing
Adjusted Operating Margin	~ 33.5%	36% – 37%	37% - 38% [3]	• Leaner operations • Scalable infrastructure • Operational flexibility
Adjusted Diluted EPS Growth	~ 13%	2% – 6%	HSD - LDD [2]	• Gross leverage < 2.5x target • Consistent capital return • Annual share repurchases: ~$250-300M

Note: Figures as of FactSet fiscal year end August 31.
1. Medium term outlook represents FactSet's expectations as of November 14, 2024. Actual results may differ materially from expectations above.
2. Target average annual growth rate through FY28.
3. Target margin by year end FY28.

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FISCAL 2025 OUTLOOK As of November 14, 2024 Organic ASV Growth1 $90 - $140 million (~4% to ~6%) Revenues $2,285 - $2,305 million GAAP Operating Margin 32.5% - 33.5% Adjusted Operating Margin 36.0% - 37.0% GAAP Effective Tax Rate 17.0% - 18.0% GAAP Diluted EPS $15.10 - $15.70 Adjusted Diluted EPS $16.80 - $17.40 1. Expected Organic ASV growth for fiscal 2025 relative to fiscal 2024. Beginning in fiscal 2025 we will report Organic ASV, rather than Organic ASV plus Professional Services. The Fiscal 2025 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 84Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only We reaffirm fiscal 2025 guidance of 4% - 6% ASV1 growth and 36% - 37% adjusted operating margin

Financials and Outlook: Key Takeaways 1 2 3 4 Multiple levers to accelerate growth: enterprise and bundled solutions, workflow value pricing, and operational efficiencies Smartly using capital for organic and acquired growth to drive shareholder returns Investment in GenAI, technology, and data to address market demands and increase productivity Expanded medium term targets to enhance value for shareholders 85Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Q+A FactSet Investor Day 2024 09

Closing Remarks Phil Snow, Chief Executive Officer FactSet Investor Day 2024 10

Investor Day 2024: Key Takeaways 88Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Our open, flexible data and technology ecosystem drives innovation and positions us for the future Building on our market- leading franchises, we are further differentiating by building new AI-powered workflow solutions We continue to enhance our standing as the enterprise partner of choice for the world’s leading financial services firms Our business is strong and stable, with high retention, strong cash generation, and disciplined capital allocation 1 2 3 4

Appendix

Non-GAAP Reconciliations 90Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Adjusted Operating Income, Margin, Net Income (in thousands, except for per share date) Note: Columns may not foot due to rounding FOR THE TWELVE MONTHS ENDED AUGUST 31 As Reported 2024 GAAP Operating Income $701,299 Intangible Asset Amortization 67,383 Sales Tax Dispute 54,048 Restructuring / severance 5,596 Asset Impairment 3,443 Business acquisition / integration costs 884 Adjusted Operating Income $832,653 As Reported 2014 GAAP Operating Income $302,219 Legal charge primarily from settling a claim 1,632 Incremental stock-based compensation 1,415 Adjusted Operating Income $305,266

Non-GAAP Reconciliations 91Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Adjusted Diluted EPS (in thousands, except for per share date) Note: Columns may not foot due to rounding FOR THE TWELVE MONTHS ENDED AUGUST 31 2024 Diluted Earnings per Common Share $13.91 Intangible Asset Amortization 1.27 Sales Tax Dispute 1.03 Restructuring/Severance 0.11 Asset Impairment 0.07 Business Acquisition / Integration Costs 0.02 Income Tax Items 0.04 Adjusted Diluted Earnings per Common Share $16.45 2014 Diluted Earnings per Common Share $4.92 Legal Charge Primarily from Settling a Claim 0.03 Incremental Stock-Based Compensation 0.02 Income Tax Benefits (0.01) Adjusted Diluted Earnings per Common Share $4.96

Non-GAAP Reconciliations 92Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Free Cash Flow (in thousands) Note: Columns may not foot due to rounding (Unaudited) 2014 2024 Net Cash Provided by Operating Activities $265,023 $700,338 Capital Expenditures (17,743) (85,681) Free Cash Flow $247,280 $614,657 FOR THE TWELVE MONTHS ENDED AUGUST 31

Non-GAAP Reconciliations 93Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Business Outlook Operating Margin, Net Income (in millions, except per share data) Note: Columns may not foot due to rounding The Fiscal 2025 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. Fiscal 2025 (Forward Looking) Low End of Range High End of Range Revenues $2,285 $2,305 Operating Income $765 $749 Operating Margin 33.5% 32.5% Intangible Asset Amortization 80 81 Adjusted Operating Income $845 $830 Adjusted Operating Margin 37.0% 36.0% Net Income $598 $577 Intangible Asset Amortization 66 66 Discrete Tax Items (4) (3) Adjusted Net Income $660 $640

Non-GAAP Reconciliations 94Copyright © 2024 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Business Outlook Diluted EPS (in millions, except per share data) Fiscal 2025 (Forward Looking) Low End of Range High End of Range Diluted Earnings per Common Share $15.70 $15.10 Intangible Asset Amortization 1.73 1.73 Discrete Tax Items (0.03) (0.03) Adjusted Diluted Earnings per Common Share $17.40 $16.80 Note: Columns may not foot due to rounding The Fiscal 2025 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation.